E*TRADE FUNDS

FEBRUARY 29, 2008

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007 FOR E*TRADE S&P 500 INDEX FUND, E*TRADE INTERNATIONAL INDEX FUND, E*TRADE RUSSELL 2000 INDEX FUND, E*TRADE TECHNOLOGY INDEX FUND  (“Index Funds”)

At a meeting of the Board of Trustees of the E*TRADE Funds (“Funds”) held on February 21, 2008, the Board of Trustees approved, effective May 1, 2008, extending the term of the Expense Limitation Agreement between the E*TRADE Funds and E*TRADE Asset Management, Inc. to April 30, 2009 and modifying the expense limitations for the E*TRADE S&P 500 Index and E*TRADE International Index Funds.  No change is being made to the current expense limitations for the remaining Index Funds.  The Board of Trustees also approved changing the dividend policy for the E*TRADE S&P 500 Index, E*TRADE Russell 2000 Index and E*TRADE Technology Index Funds to pay all dividends on an annual basis.

Please replace the first two paragraphs under the section titled, “Expense Limitation Agreement” on page 20 of the Prospectus with the following:

In the interest of limiting expenses of the Funds, ETAM has entered into an expense limitation agreement with each Fund (“Expense Limitation Agreement”).  The current Expense Limitation Agreement is effective through April 30, 2008.  Pursuant to this Agreement, ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in the Funds’ prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund’s business)(“Fund Operating Expenses”) are limited to the following percentages of each Fund’s average daily net assets:

Fund	Expense Limitations
S&P 500 Index Fund	0.09%
Russell 2000 Index Fund	0.22%
International Index Fund	0.09%
Technology Index Fund	0.60%

On February 21, 2008, the Board of Trustees of the Funds approved an amendment to the Expense Limitation Agreement which shall become effective May 1, 2008 and extends the term of the Expense Limitation Agreement through at least April 30, 2009 (“Amended Expense Limitation Agreement”).  The Amended Expense Limitation Agreement also will modify the expense limitations for two of the Funds, the S&P 500 Index Fund and the International Index Fund.  Commencing May 1, 2008, the Fund Operating Expenses of each Fund are limited to the following percentages of the Fund’s average daily net assets:

Fund	Expense Limitations
S&P 500 Index Fund	0.15%
Russell 2000 Index Fund	0.22%
International Index Fund	0.25%
Technology Index Fund	0.60%

There is no guarantee that the fee waivers will continue after April 30, 2009.  For example, ETAM may determine to discontinue the Expense Limitation Agreement for a particular Fund if that Fund’s assets do not increase significantly by April 30, 2009.

Please replace the first paragraph under the section titled “Dividends and Other Distributions” on page 26 of the Prospectus with the following paragraph:

Effective February 21, 2008, each Fund will pay all dividends and distribute capital gains, if any, annually. Each Fund may make additional distributions if necessary.

Please replace the first three paragraphs under the section titled “Expense Limitation Agreement” on pages 32-33 of the Statement of Additional Information with the following:

In the interest of limiting expenses of each Fund, ETAM has entered into an expense limitation agreement with each Fund (“Expense Limitation Agreement”). On February 21, 2008, the Board of Trustees of the Funds approved amending the Expense Limitation Agreement to extend the term of the Expense Limitation Agreement through at least April 30, 2009 and to modify the expense limitations for the E*TRADE S&P 500 Index and International Index Funds, effective May 1, 2008 (“Amended Expense Limitation Agreement”). There is no guarantee that the Amended Expense Limitation Agreement will continue after April 30, 2009. ETAM may determine to discontinue the Amended Expense Limitation Agreement for any Fund if the assets of the Fund do not significantly increase by the expiration date of the Amended Expense Limitation Agreement.

Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees or assume other expenses so that the total operating expenses of a Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in the Funds’ prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund’s business)(“Fund Operating Expenses”) do not exceed the percentage limits stated below.

FUND	EXPENSE LIMITATION
International Fund	0.09%
Russell 2000 Fund	0.22%
S&P 500 Fund	0.09%
Technology Fund	0.60%
Growth Fund	1.00%
Value Fund (Retail Shares)	1.75%
Value Fund (Institutional Shares)	1.50%

Pursuant to the Amended Expense Limitation Agreement, effective May 1, 2008, the Fund Operating Expenses will be subject to the percentage limits set forth below:

FUND	EXPENSE LIMITATION
International Fund	0.25%
Russell 2000 Fund	0.22%
S&P 500 Fund	0.15%
Technology Fund	0.60%
Growth Fund	1.00%
Value Fund (Retail Shares)	1.75%
Value Fund (Institutional Shares)	1.50%

Please retain this Supplement with your Prospectus and Statement of Additional Information.

The date of this Supplement is February 29, 2008.